OPPENHEIMER GLOBAL HIGH YIELD FUND

Supplement dated March 18, 2015 to the

Prospectus and Statement of Additional Information dated September 26, 2014

This supplement amends the Prospectus and Statement of Additional Information of Oppenheimer Global High Yield Fund (the “Fund”), each dated September 26, 2014 and is in addition to any other supplement.

Effective March 31, 2015,

1.	The section titled “Portfolio Managers” on page 5 of the Prospectus, is deleted in its entirety and is replaced with the following:

Portfolio Managers. Young-Sup Lee has been Vice President and portfolio manager of the Fund since inception. Michael Mata and Christopher (Chris) Kelly have been portfolio managers of the Fund since March 2015.

2.	The section titled “Portfolio Managers” on page 17 of the Prospectus, is deleted in its entirety and is replaced with the following:

Portfolio Manager.  The Fund's portfolio is managed by Young-Sup Lee, Michael Mata, and Chris Kelly, who are primarily responsible for the day-to-day management of the Fund's investments. Mr. Lee has been a portfolio manager and Vice President of the Fund since inception. Mr. Mata and Mr. Kelly have been portfolio managers of the Fund since March 2015.

Mr. Lee has been a Vice President and senior research analyst of the Sub-Adviser since April 2009, directing quantitative research for various fixed income strategies.  Mr. Lee is a co-Team Leader for the Sub-Adviser's Investment Grade Fixed Income Team since January 2014 and was a member of the Sub-Adviser's Investment Grade Fixed Income Team from April 2009 to January 2014.  Prior to joining the Sub-Adviser, he was a Vice President at Morgan Stanley, where he served as quantitative research analyst for the fixed income credit strategy team from July 1996 to July 2008.

Mr. Mata has been a Senior Vice President of the Sub-Adviser and the Head of Multi-Sector Fixed Income since July 2014. Mr. Mata was a portfolio manager with ING Investment Management and Head of Multi-Sector Fixed-Income from August 2004 to December 2013, managing the Global Bond and Core Plus strategies and the macro and quantitative research teams, along with the emerging markets sovereign team. Mr. Mata was a Senior Vice President and Senior Risk Manager at Putnam Investments from March 2000 to August 2004, and a Vice President and Risk Manager for Fixed Income Trading at Lehman Brothers from September 1994 to March 2000.

Mr. Kelly has been a Vice President and Portfolio Manager of the Sub-Adviser since March 2015 and Co-Head of the Global Debt Team since March 2015. Prior to joining the Sub-Adviser, Mr. Kelly was at BlackRock Inc., where he was Deputy Head of Emerging Markets Fixed Income from June 2012 to January 2015. Mr. Kelly was also a portfolio manager and Deputy Chief Investment Officer of Emerging Markets at Fisher Francis Trees and Watts, a BNP Paribas Investment Partner, from February 2008 to April 2012.

The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

3.	The SAI is amended to reflect that Krishna Memani, Sara Zervos, and Jack Brown will no longer serve as Vice Presidents and portfolio managers of the Fund. All references to Krishna Memani, Sara Zervos, and Jack Brown contained within the SAI are hereby removed.

4.	The sections titled “Portfolio Managers” and “Other Accounts Managed” on page 41 of the SAI are revised to reflect the addition of Michael Mata and Chris Kelly as Portfolio Managers.

5.	Other Accounts Managed. The following table provides information regarding the other portfolios and accounts managed by Mr. Mata and Mr. Kelly as of March 11, 2015.

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[2]	Other Accounts Managed	Total Assets in Other Accounts Managed[2,3]
Michael Mata	1	$6.4	1	$1.3	0	0
Chris Kelly[4]	n/a	n/a	n/a	n/a	n/a	n/a
1.	In billions
2.	In millions
3.	Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.
4.	Mr. Kelly did not become portfolio manager until March 31, 2015.

6.	Ownership of Fund Shares. The following information, as of March 11, 2015, is added to the “Ownership of Fund Shares” table on page 43 of the SAI:

Portfolio Manager	Range of Shares Beneficially Owned in the Fund
Michael Mata	None
Chris Kelly[1]	n/a
1.	Mr. Kelly did not become portfolio manager until March 31, 2015.

March 18, 2015	PS1350.001